Exhibit 99.3



   CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended June 30, 2003, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  July 23, 2003                   /s/ Gary W. Rollins
                                       -----------------------------------
                                       Gary W. Rollins
                                       Chief Executive Officer, President
                                       and Chief Operating Officer

Date:  July 23, 2003                   /s/ Harry J. Cynkus
                                       -----------------------------------
                                       Harry J. Cynkus
                                       Chief Financial Officer and Treasurer